Exhibit 99.2

February 22, 2022 Fourth Quarter 2021 Conference Call

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding the ongoing COVID-19 pandemic and oil price volatility and their respective effects and results, our protocols and plans, our current work continuing, the spot market, our spending and cost reduction plans and our ability to manage changes; our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements regarding our ability to enter into, renew and/or perform commercial contracts; any statements concerning developments; any statements regarding our environmental, social and governance ("ESG") initiatives; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the results and effects of the COVID-19 pandemic and actions by governments, customers, suppliers and partners with respect thereto; market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities including regulatory initiatives by the U.S. administration; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to secure and realize backlog; the effectiveness of our ESG disclosures; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K and in our other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by the securities laws.

Social Media

From time to time we provide information about Helix on social media, including:

Twitter: @Helix_ESG
LinkedIn: www.linkedin.com/company/helix-energy-solutions-group
Facebook: www.facebook.com/HelixEnergySolutionsGroup
Instagram: www.instagram.com/helixenergysolutions
YouTube: www.youtube.com/user/HelixEnergySolutions

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• Executive Summary (pg. 4) • Operational Highlights by Segment (pg. 9) • Key Financial Metrics (pg. 17) • 2022 Outlook (pg. 20) • Non-GAAP Reconciliations (pg. 26) • Questions and Answers 3 PRESENTATION OUTLINE

Executive Summary

5 EXECUTIVE SUMMARY ($ in millions, except per share data, unaudited) Three Months Ended 12/31/2112/31/209/30/2112/31/2112/31/20 Revenues169 $ 160 $ 181 $ 675 $ 734 $ Gross profit (loss)(5) $ 14 $ 3 $ 15 $ 80 $ (3)%9%2%2%11% Net income (loss) 1 (26) $ 4 $ (19) $ (62) $ 22 $ Diluted earnings (loss) per share(0.17) $ 0.03 $ (0.13) $ (0.41) $ 0.13 $ Adjusted EBITDA 2 Business segments25 $ 42 $ 34 $ 136 $ 188 $ Corporate, eliminations and other(16) (7) (7) (39) (33) Adjusted EBITDA 2 9 $ 35 $ 27 $ 96 $ 155 $ Cash and cash equivalents 3 254 $ 291 $ 238 $ 254 $ 291 $ Cash flows from operating activities19 $ 40 $ 29 $ 140 $ 99 $ Free cash flow18 $ 39 $ 28 $ 132 $ 80 $ Year Ended 1 Net income (loss) attributable to common shareholders 2 Adjusted EBITDA is a non-GAAP financial measure; see non-GAAP reconciliations on slide 27 3 Excludes restricted cash of $74 million as of 12/31/21 and $71 million as of 9/30/21 Amounts may not add due to rounding

6 Q4 2021 •Net loss 1 of $26 million, $(0.17) per diluted share •Adjusted EBITDA 2 of $9 million •Operating cash flows of $19 million •Free Cash Flow 2 of $18 million Q4 2021 Operations •Steady utilization and performance on Q7000 in West Africa •Strong utilization on Q4000 and Q5000 in the Gulf of Mexico •Renewed long-term contract at reduced rates on Siem Helix 2 in Brazil •Global Total Reportable Incident Rate (TRIR) 0.38 at year end •Global Uptime Efficiency 98.3% for the full year Full Year 2021 •Net loss 1 of $62 million, $(0.41) per diluted share •Adjusted EBITDA 2 of $96 million •Operating cash flows of $140 million •Free Cash Flow 2 of $132 million EXECUTIVE SUMMARY –HIGHLIGHTS 1 Net loss attributable to common shareholders 2 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations on slide 27

7 Well Intervention •Well intervention vessel fleet utilization 56% •89% in the GOM •38% in the North Sea and West Africa •52% in Brazil •15K IRS and 10K IRS idle during quarter Robotics •Robotics chartered vessels utilization 99% •419 total vessel days (237 spot vessel days) •90 days trenching utilization •ROV and trencher utilization of 38% Production Facilities • Helix Producer 1 operated at full rates during quarter •Droshky wells steady production EXECUTIVE SUMMARY –Q4 2021 SEGMENTS

8 Q4 2021 •Cash and cash equivalents of $254 million •Excludes $74 million of restricted cash which primarily includes cash pledged as collateral for a short- term project-related letter of credit expected to be released upon project completion •Liquidity 1 of $305 million •Long-term debt 2 of $305 million •Negative net debt 3 of $22 million EXECUTIVE SUMMARY –BALANCE SHEET 1 Liquidity at December 31, 2021 is calculated as the sum of cash and cash equivalents and available capacity under Helix’s $80 million ABL facility and excludes restricted cash of approximately $74 million, which primarily includes a short-term project-related letter of credit 2 Net of unamortized issuance costs 3 Net debt is calculated as long-term debt (including current maturities of long-term debt) less cash and cash equivalents and restricted cash

Operational Highlights By Segment

BUSINESS SEGMENT RESULTS 10 ($ in millions, unaudited) Three Months EndedYear Ended 12/31/2112/31/209/30/2112/31/2112/31/20 Revenues Well Intervention119 $ 112 $ 131 $ 517 $ 539 $ Robotics41 42 43 137 178 Production Facilities20 15 19 69 58 Intercompany eliminations(12) (9) (12) (48) (42) Total169 $ 160 $ 181 $ 675 $ 734 $ Gross profit (loss) % Well Intervention(18) $ (15)% 5 $ 5% (10) $ (7)% (21) $ (4)% 41 $ 8% Robotics5 13% 4 9% 7 16% 13 10% 23 13% Production Facilities7 36% 5 36% 5 29% 25 36% 18 31% Eliminations and other- - - (2) (2) Total(5) $ (3)% 14 $ 9% 3 $ 2% 15 $ 2% 80 $ 11% Utilization Well Intervention vessels56%56%72%67%67% Robotics vessels99%100%99%97%94% ROVs and trenchers38%32%43%36%34% Amounts may not add due to rounding

• Q5000 –88% utilized in Q4; completed a hydrate remediation scope for one customer, performed a flowline remediation for another customer, performed a two-well P&A campaign for a third customer • Q4000 –90% utilized in Q4; completed a construction scope followed by a hydrate remediation scope and an abandonment scope for one customer; performed production enhancement operations for another customer; commenced at quarter-end a multi-well campaign with multiple scopes •15K IRS rental unit –idle in Q4 •10K IRS rental unit –idle in Q4 11 WELL INTERVENTION –GULF OF MEXICO

• Q7000 – 99% utilized in Q4; performed production enhancement and P&A scopes for one customer in Nigeria • Well Enhancer – 15% utilized in Q4; performed diving and pumping enhancement operations for two customers; vessel stacked and idle for the remainder of the quarter • Seawell –0% utilized in well intervention mode in Q4; vessel worked 43 days on boulder removal project with Helix Robotics through end of year as a cost reduction measure (vessel days are included in Helix Robotics utilization) 12 WELL INTERVENTION –NORTH SEA AND WEST AFRICA

• Siem Helix 1 –3% utilized in Q4; vessel completed scheduled regulatory inspections and subsequently mobilized for and commenced accommodations work offshore West Africa • Siem Helix 2 –100% utilized in Q4; performed abandonment scopes on two wells and workover scopes on three wells for Petrobras 13 WELL INTERVENTION –BRAZIL

• Grand Canyon II (Asia Pacific) –100% utilized in Q4 performing decommissioning work offshore Thailand • Grand Canyon III (North Sea) –98% utilized in Q4; performed trenching operations for four customers • Spot Vessels –237 total days of spot vessel utilization during Q4 •116 days performing North Sea renewables seabed clearance work, including 43 days on the Seawell •81 days performing telecom UXO survey •40 days completing ROV support project offshore Guyana • Trenching –90 total days of trenching operations on the Grand Canyon III 14 ROBOTICS

15 UTILIZATION • Grand Canyon II 1 • Grand Canyon III 1 •Spot vessels 1 • Q5000 • Q4000 • Seawell • Well Enhancer • Siem Helix 1 1 • Siem Helix 2 1 • Q7000 •42 ROVs 2 •1 ROVDrill unit •4 Trenchers 56% 99% 38% 72% 99% 43% 56% 100% 32% 0% 20% 40% 60% 80% 100% Well Intervention VesselsRobotics Support VesselsROVs and Trenchers Q4 2021 Q3 2021 Q4 2020 1 Chartered vessels 2 Two ROVs retired Q1 2021

ENVIRONMENTAL, SOCIAL AND GOVERNANCE Environmental •Our business supports both the responsible transition from a carbon- based economy and extending the value and therefore the life cycle of underutilized wells, which in turn helps clients avoid drilling new wells. These efforts are published in greater detail in our Corporate Sustainability Report, a copy of which is available on our website at www.helixesg.com/about-helix/our-company/corporate-sustainability Social •Investment in our human capital is a priority at Helix. When hiring employees we strive to create value in the communities in which we operate by looking for local talent first Governance •Our Board defines diversity expansively and has determined that it is desirable for the Board to have diverse viewpoints, professional experiences, backgrounds (including gender, race, ethnicity and educational backgrounds) and skills, with the principal qualification of a director being the ability to act effectively on behalf of Company shareholders. •Our Board has been significantly refreshed over the past three years, adding three new members •Our Board’s Corporate Governance and Nominating Committee oversees, assesses and reviews our ESG strategy, including with respect to climate change 16

Key Financial Metrics

DEBT INSTRUMENT PROFILE Total funded debt 1 of $314 million at 12/31/21 •$35 million Convertible Senior Notes due 2022 –4.25% •$30 million Convertible Senior Notes due 2023 –4.125% •$200 million Convertible Senior Notes due 2026 –6.75% •$49 million MARAD Debt –4.93% •Semi-annual amortization payments through maturity in Q1 2027 $0 $50 $100 $150 $200 $250 202220232024202520262027 Principal Payment Schedule at 12/31/21 ($ in millions) CSN 2022 CSN 2023 CSN 2026 MARAD $43 $38 1 Excludes $9 million of remaining unamortized debt issuance costs 18 $9 $210 $9 $5

DEBT & LIQUIDITY PROFILE ($ in millions) 1 Cash includes cash and cash equivalents but excludes restricted cash; restricted cash at December 31, 2019 and 2021 of $54 million and $74 million, respectively, related primarily to short-term project-related letters of credit 2 Long-term debt through December 31, 2020 was net of unamortized discounts and issuance costs; as of January 1, 2021, with the adoption of ASU 2020-06, the discounts on our convertible senior notes due 2022, 2023 and 2026 were eliminated, increasing the carrying value of long-term debt by $44 million; beginning January 1, 2021, long-term debt is net of issuance costs only 3 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s $80 million ABL facilityand excludes restricted cash 4 Net debt is calculated as long-term debt (including current maturities of long-term debt) less cash and cash equivalents and restricted cash $267 $279 $208 $291 $254 $(496) $(440) $(406) $(350) $(305) $348 $426 $380 $452 $305 $(229) $(161) $(143) $(58) $22 ($500) ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash¹ Long-term debt² Liquidity³ Net debt⁴ 12/31/17 12/31/1812/31/1912/31/2012/31/21 19

2022 Outlook

21 2022 OUTLOOK We expect 2022 to be a transition year for Helix, where we see an improving macro backdrop and increasing commodity prices as we continue to recover from the pandemic. In 2022, we expect to redeploy the Siem Helix 1 to Brazil for non-Petrobras customers and anticipate transitioning the Q7000 to Asia Pacific, while adjusting to a delayed recovery in the North Sea Well Intervention market. Our first quarter should be our most challenging, with five vessels scheduled for regulatory maintenance during the quarter, the Siem Helix 1 on low rates, and the seasonally slow North Sea with limited utilization on both North Sea intervention vessels. • Seawell and Well Enhancer (North Sea) –expect slowly recovering market and regulatory inspections for both vessels during first half 2022 followed by improved utilization • Q7000 (West Africa, Asia Pacific)–West Africa campaign expected into Q2 followed by transit and docking prior to planned commencement of decommissioning work offshore New Zealand at year-end • Q4000 and Q5000 (Gulf of Mexico) – expected strong utilization during 2022 including planned Q4000 regulatory inspection beginning end of Q1 • Siem Helix 1 and Siem Helix 2 (Brazil) –transition year with Siem Helix 1 expected to resume intervention work on contract beginning Q4 and Siem Helix 2 on extended Petrobras contract at reduced rates through late 2022; both vessels have regulatory dockings and expected improving cost structure during year • Robotics –expect stronger 2022, similar to2020, with expected increased trenching activity in the North Sea, increased vessel activity in the Gulf of Mexico and North America region including renewables projects, and increased ROV activity

22 2022 OUTLOOK –WELL INTERVENTION • Q4000 (Gulf of Mexico) –vessel began year on multi-well campaign; approximate 20-day regulatory inspection scheduled end of Q1; contracted backlog through Q2 with good visibility and expected strong utilization for remainder of the year • Q5000 (Gulf of Mexico) – vessel has contracted work through late Q2 with approximate 10-day maintenance period during Q1; good visibility for remainder of the year • IRS rental units (Gulf of Mexico) –15K IRS has contracted backlog beginning mid-Q1 through late Q2 with visibility during remainder of the year; 10K IRS available in the spot market with limited visibility • WellEnhancer (North Sea) –scheduled regulatory inspection in Q1; good visibility and expected improving utilization beginning mid-Q2 and into Q4 • Seawell (North Sea) –vessel began year on boulder clearance project with Helix Robotics until mid-February; scheduled regulatory inspection end of Q1; expected improving utilization beginning mid-Q2 and into Q4 • Q7000 (West Africa, Asia Pacific) – vessel operational in West Africa expected into Q2 followed by an approximate 40-day maintenance period; vessel subsequently expected to transit to Asia Pacific and perform an approximate 30-day docking prior to planned commencement in Q4 of decommissioning campaign offshore New Zealand • Siem Helix 1 (Brazil) –vessel working on accommodations project offshore Ghana as a cost-reduction measure expected through mid-year followed by transit to Brazil and an approximate 30-day scheduled maintenance period with availability until vessel recommences intervention work on one-year contract in Brazil beginning Q4 • Siem Helix 2 (Brazil) –under contract for Petrobras through mid-December with an approximate 30-day maintenance period during Q1

23 • Grand Canyon II (Asia Pacific) –vessel expected to continue performing ROV support work for decommissioning project offshore Thailand into Q2 and subsequently transition to work in Taiwan; vessel expected to have high utilization in 2022 before charter expiration date at end of year • Grand Canyon III (North Sea) –vessel entered year performing trenching operations and is expected to perform several short trenching scopes over remainder of Q1 with gaps; vessel expected to have high trenching utilization during the seasonal period and into Q4 with visibility thereafter • Renewables site clearance –completed North Sea wind farm boulder removal project on the Seawell and participating in another boulder removal project expected through Q1; pursuing other site clearance projects for remainder of the year • Horizon Enabler (North Sea)–seasonal charter with flexible terms intended to be used as a second trenching vessel in North Sea • Shelia Bordelon (U.S.) – 365-day vessel charter commenced mid-February for 120 days awarded work with opportunities identified thereafter 2022 OUTLOOK –ROBOTICS

24 2022 Capital additions are currently forecasted at $40-$50 million: •Primarily maintenance capex related to regulatory inspection costs of our systems and equipment •Approximate $20 million of capital additions carried over from prior year, which contributed to strong 2021 free cash flow Balance Sheet •Our total funded debt 1 level is expected to decrease by $43 million (from $314 million at December 31, 2021 to $271 million at December 31, 2022) as a result of scheduled principal payments •Remaining principal of $35 million of convertible senior notes due May 2022 2022 OUTLOOK: CAPITAL ADDITIONS & BALANCE SHEET 1 Excludes unamortized issuance costs

25 •Expect to continue anticipated momentum from second half 2022 into 2023 •Market improvements offer additional upside potential •Operating cash flow improvements •Improved operating cash flows in 2023 compared to 2022 •Maintenance Capex anticipated to be approximately $40 million annually •Well Intervention •Focus on continued improved operating performance •Expect continued operations in Brazil, with Trident award 12 months plus options beginning Q4 2022 •Q7000 to continue with Asia Pacific campaign in New Zealand and Australia •Improving outlook for both utilization and rates in the Gulf of Mexico •Expect continued growth potential in West Africa •Anticipate increased opportunities for riser-based intervention in the North Sea •Robotics •Continued strong renewables trenching market •Continued renewables site clearance project opportunities BEYOND 2022

Non-GAAP Reconciliations

27 NON-GAAP RECONCILIATIONS ($ in thousands, unaudited) Three Months Ended 12/31/2112/31/209/30/2112/31/2112/31/20 Adjusted EBITDA: Net income (loss)(25,908) $ 4,117 $ (19,043) $ (61,684) $ 20,084 $ Adjustments: Income tax benefit(6,048) (2,569) (1,058) (8,958) (18,701) Net interest expense5,301 8,124 5,928 23,201 28,531 (Gain) loss on extinguishment of long-term debt12 - 124 136 (9,239) Other (income) expense, net52 (8,396) 4,015 1,490 (4,724) Depreciation and amortization35,288 34,157 36,719 141,514 133,709 Goodwill impairment- - - - 6,689 Non-cash gain on equity investment- (264) - - (264) EBITDA8,697 $ 35,169 $ 26,685 $ 95,699 $ 156,085 $ Adjustments: (Gain) loss on disposition of assets, net- $ 24 $ (15) $ 631 $ (889) $ General provision (release) for current expected credit losses67 90 (138) (54) 746 Realized losses from FX contracts not designated as hedging instruments - - - - (682) Adjusted EBITDA8,764 $ 35,283 $ 26,532 $ 96,276 $ 155,260 $ Free cash flow: Cash flows from operating activities18,865 $ 40,172 $ 28,712 $ 140,117 $ 98,800 $ Less: Capital expenditures, net of proceeds from sale of assets(936) (1,026) (574) (8,271) (19,281) Free cash flow17,929 $ 39,146 $ 28,138 $ 131,846 $ 79,519 $ Year Ended

NON-GAAP AND OTHER DEFINITIONS

Non-GAAP Financial Measures

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets and gains and losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets and the general provision (release) for current expected credit losses, if any. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments, which are excluded from EBITDA as a component of net other income or expense.

We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets.

We use EBITDA, Adjusted EBITDA and Free Cash Flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA and Free Cash Flow provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and Free Cash Flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

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